Quarterly Update FY 2007 First Quarter January 19, 2007 Johnson Controls, Inc. ("the Company") has made forward-looking statements in this document pertaining to its financial results for fiscal year 2007 that are based on preliminary data and are subject to risks and uncertainties. All statements other than statements of historical fact are statements that are or could be deemed forward-looking statements. Forward-looking statements include information concerning possible or assumed future risks and may include words such as "believes," "forecasts," "expects," "outlook" or similar expressions. For those statements, the Company cautions that numerous important factors, such as automotive vehicle production levels and schedules, the ability to mitigate the impact of higher raw material and energy costs, the strength of the U.S. or other economies, currency exchange rates, cancellation of commercial contracts, labor interruptions, the ability to realize acquisition related integration benefits, and the ability to execute on restructuring actions according to anticipated timelines and costs, as well as those factors discussed in the Company's most recent Form 10-K filing (dated December 5, 2006) could affect the Company's actual results and could cause its actual consolidated results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the Company. Exhibit 99.2

Welcome Denise Zutz - Vice President, Strategy, Investor Relations and Communication Overview John Barth - Chairman and CEO Q1 Business Results Steve Roell - Vice Chairman and Executive Vice President Financial Review Bruce McDonald - Executive Vice President and Chief Financial Officer Q&A (conclude at noon Eastern time) Agenda

First Quarter 2007: Record Results 5 Performing in-line with our expectations Sales up 9% to record $8.2 billion Higher building efficiency systems and services revenues worldwide Full quarter of York revenues Increase in power solutions revenues Lower automotive experience sales Segment income up 13% to $300 million Significant increases in building efficiency, power solutions As expected, a loss in North American automotive business Income from continuing operations a record $168 million $0.85 per diluted share vs. $0.86 in Q1 2006 (2006 amount included non-recurring $0.08 tax benefit. Excluding the tax benefit, Q1 2007 EPS up 9%) High end of our guidance range of $0.80 - $0.85 Thanks to our employees around the world

Success Factors 7 Drivers of long-term profitable growth for Johnson Controls Innovation / technology More than 25 new technologies introduced at North American auto show Awarded second lithium-ion development contract Major technology upgrade release for Metasys building automation system in 2007 Market leadership Strong building efficiency backlog, orders Start of production on major launches: Toyota Tundra, GM Lambda New joint venture with Chery in China: seating, interiors, electronics Expanding NA manufacturing capacity for standard and Optima lead-acid batteries: responding to high demand

Success Factors Drivers of long-term profitable growth for Johnson Controls Disciplined cost/quality improvement processes Margin improvement: Building efficiency, power solutions, Europe and Asia automotive experience European building efficiency profitability turnaround Launching Powerframe battery grid-making process in Europe Organizational leadership Alex Molinaroli, President, Power Solutions Financial stability Strong balance sheet Targeting 30% debt/cap at fiscal year-end due to strong cash flow Ability to invest in all of our businesses Diversification: business and global 9

Confirming Full-Year 2007 Earnings Guidance Consolidated net sales Building efficiency and power solutions growth Approx. $34B (+6%) EPS from continuing operations Growth and building efficiency margin improvements Approx. $6.00 (+14%) Sales - 61st consecutive year of increases Earnings - 17th consecutive year of increases Originally provided October 9, 2006 -- no change

Q1 2007 Building Efficiency North America industry construction Non-residential spending +10% Residential construction down 25% North American residential A/C market down 40% 2006 conversion to SEER 13 Decline in new construction starts JCI outperforming markets Commercial backlog $3.9B, +22% (at December 31, 2006) Commercial orders higher in all global regions North American orders +28% (pro-forma) 2007 2006 Sales $2.9B $1.8B +62% (pro-forma up 14%) Full quarter of York volume North America systems and services non- residential +13% Europe non-residential +10% Global workplace solutions +42% Residential North America down 10% Income $123M $41M +200% (pro-forma and excluding inventory write-up and acquisition costs +67%) Higher volume Improved margins in North America and other regions Continued improvements in European profitability 7

Q1 2007 Power Solutions 2007 2006 Sales $1.1B $975M +10% Overall unit sales Down slightly in North America Europe aftermarket up Improved pricing, especially in Europe and Latin America Premium product mix Income $142M $112M +27% Continuing to reduce costs through best business practices, Six Sigma, footprint Higher European income Premium product mix Lead hedges reduce earnings volatility Strong quarterly results due to continued focus on quality and cost improvements Lower North America and Europe OE demand due to lower vehicle production levels Record mild temperatures in North America and Europe Lead prices reach historic high levels (24% increase in Q1) Powerframe on track to launch in Europe in 2007 Increased focus on hybrid vehicles using lithium-ion battery technology at North American auto show 8

Q1 2007 Automotive Experience Q1 industry vehicle production N.A. down 8% Light truck volumes down 14% Europe slightly lower North America inventory correction continuing into Q2 JCI 2007 production outlook North America 15.0M (vs.15.5M in Oct. 2006) Europe 20.7M Commodities stable at high levels 2007 2006 Sales $4.2B $4.7B - 11% North America: down 20% Lower volume with both domestic OEs as well as "transplants" F-Series, Grand Cherokee, TrailBlazer/Envoy, 300/Magnum production down significantly Europe: down 4% Positives: Volvo, Nissan, BMW, Fiat Negatives: Landrover, Opel, Honda, Renault/PSA Asia/Pacific: flat Japan sales lower, higher elsewhere China (non-consolidated) sales up 30%+ Income $35M $112M - 69% North America: loss due to lower volume, higher engineering and higher launch costs Europe, Asia: margin increase China equity income up 50% 9

(in millions) Q1 2007 Financial Highlights FX impact: euro at $1.29 vs $1.19 Double-digit sales growth from building efficiency (+14% pro forma) and power solutions (+10%) partially offset by 11% reduction in automotive experience SG&A increase due to full quarter of York; underlying SG&A down 1% despite higher net engineering costs Earnings from equity basis affiliates increases: Automotive China, power solutions

Segment Income Business unit performance measure adjusted from operating income to segment income Segment income defined as income before taxes and minority interests, excluding financing charges Change made to more accurately reflect business performance, including earnings from operations accounted for on an equity basis including earnings from operations accounted for on an equity basis including earnings from operations accounted for on an equity basis including earnings from operations accounted for on an equity basis including earnings from operations accounted for on an equity basis including earnings from operations accounted for on an equity basis including earnings from operations accounted for on an equity basis (in millions) Business Business Segment margin expands to 3.7% from 3.5% Strong operating results from majority of businesses: Building efficiency more than doubles (on a pro-forma basis), power solutions segment up 27%. Automotive Europe profit margin rises 80bp.

(in millions, except per share data) Q1 2007 Financial Highlights Net financing charges - Higher cost reflects financing of the York acquisition Income taxes - 23% tax rate in line with guidance; prior period includes a $16 million non-recurring tax benefit Earnings per share - Excluding prior period tax credit, EPS from continuing operations increases from $0.78 to $0.85 (+9%)

Capital spending of $230M Forecasting a decline to approx. 30% by fiscal year-end Financial strength for investment in growth initiatives Q1 2007 Balance Sheet / Cash Flow Highlights Total Debt to Total Capitalization Total Debt to Total Capitalization Seasonal working capital usage improved vs. prior year Target Range Debt-to-capitalization of 39% In-line at 1.2 to 1 reinvestment ratio Increase reflects power solutions capacity expansion initiatives and timing of new program capital in automotive experience Targeting full year working capital neutral

2007 Quarterly Outlook Q2: Earnings approximately $1.05, up 27% Momentum in building efficiency Power Solutions Continued strong performance in Europe and Asia Full Year: No change to guidance Sales growth +6% to $34 billion Earnings growth +14% to approximately $6.00/share Debt to total capitalization approximately 30% Update (-) North American industry environment (automotive, residential HVAC) weaker (+) Building efficiency backlog (+22%) (+) Margin enhancement (+) Euro exchange rate Margin expansion Global growth Global growth Global growth Continuing benefit of operational improvements; premium product mix Automotive Experience North America returns to profitability Launch activity: Tundra, Lambda, metals Mix improves sequentially